NOTICE OF GUARANTEED DELIVERY AND CONSENT
                to Tender and Give Consent in Respect of LIQUID YIELD OPTION NOTES DUE 2004 (ZERO COUPON - SUBORDINATED)
                          CUSIP NO. 825039 AC 4
                                   of
                             SHONEY'S, INC.


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THE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON APRIL 24, 2000,
UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF LYONS MUST TENDER THEIR LYONS ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER CONSIDERATION. THE CONSENT SOLICITATION WITH RESPECT TO THE LYONS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "LYONS CONSENT DEADLINE"). TO RECEIVE A CONSENT PAYMENT, HOLDERS OF LYONS MUST TENDER THEIR LYONS AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) AT OR PRIOR TO THE LYONS CONSENT DEADLINE.
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     As set forth under the caption "The Tender Offers and Consent
Solicitations-Guaranteed Delivery" in the Purchase Offer and Consent Solicitation Statement by Shoney's, Inc. dated March 27, 2000 (the "Purchase Offer") and the related Letter of Transmittal and Consent (as it may be supplemented or amended from time to time, the "Letter of Transmittal and Consent," and together with the Purchase Offer, the "Offer") to purchase all of the outstanding LYONs (as defined below), this form may be used to purchase LYONs pursuant to the Offer after the LYONs Consent Deadline if certificates representing LYONs are not immediately available or the certificates representing LYONs and all other required documents cannot be delivered to the Depositary on or prior to the Expiration Date (as defined in the Purchase Offer) or if timely compliance with the procedures for delivery by book-entry transfer of LYONs is not possible. Such properly completed and duly executed form must be delivered (via mail, hand delivery or facsimile)to and received by the Depositary on or prior to 11:59 P.M., New York City time, on the Expiration Date at the address below and must include a guarantee by an Eligible Institution.

     The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery and Consent. Capitalized terms used, but not defined, in this Notice of Guaranteed Delivery and Consent which are defined in the Offer have the respective meanings set out in the Offer.

                   THE DEPOSITARY FOR THE OFFER IS

                        THE BANK OF NEW YORK

                 BY MAIL, OVERNIGHT COURIER OR HAND:
                         101 Barclay Street
                            Floor 7 East
                      New York, New York  10286
                 Attn: Reorganization Section, Kin Lau

      By Facsimile for Eligible Institutions:  (212) 815-6339
              To Confirm by Telephone:  (212) 815-3750



                 THE INFORMATION AGENT FOR THE OFFER IS:

                         D.F. KING & CO., INC.

                           77 Water Street
                       New York, New York 10005

          Bankers and Brokers Call Collect:  (212) 269-5550
              All Others Call Toll-Free: (800) 242-8157


DELIVERY OF THIS INSTRUMENT TO THE DEPOSITARY AT AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY AND CONSENT OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

HOLDERS SHOULD NOTE THAT THE PROCEDURES DESCRIBED HEREIN ARE NOT AVAILABLE UNTIL AFTER THE LYONS CONSENT DEADLINE AND THAT TENDERS PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE ACCEPTED PRIOR TO THAT TIME OR ENTITLE A HOLDER TO RECEIVE A CONSENT PAYMENT,

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.







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TO:     SHONEY'S, INC.
AND TO: THE BANK OF NEW YORK, AS DEPOSITARY

     The undersigned hereby tenders to Shoney's, Inc. upon the terms and subject to the conditions set forth in the Offer, receipt of which is hereby acknowledged, the principal amount at maturity of Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated) (the "LYONs"), pursuant to the guaranteed delivery procedure set forth in the Purchase Offer under the caption "The Tender Offers and Consent Solicitations-Guaranteed Delivery."

IF PRIOR TO THE EXPIRATION DATE, ANY HOLDER TENDERS LYONS BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY AND CONSENT SUCH HOLDER WILL BE DEEMED, BY ACCEPTANCE OF THE OFFER, TO CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO ALL SUCH TENDERED LYONS.










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______________________________________    ___________________________________

______________________________________    ___________________________________
 Certificate Nos. (if available)
                                          ___________________________________

                                          ___________________________________
                                                  Name(s) of Holder(s)
                                                 (Please Type or Print)


______________________________________  Address(es) of Holder(s):
Aggregate Principal Amount at Maturity
of LYONs Tendered
                                        ____________________________________


                                        _____________________________________


                                        _____________________________________
                                                           Postal/Zip Code

                                        Telephone No.:


                                        (_______)____________________________
                                        (Area Code)


                                         ____________________________________
                                                      Signature(s)


                                         ____________________________________
                                                          Date


  _________________________________________________________________________

Check box if LYONs will be delivered by
book-entry transfer: [  ]


____________________________________
Transaction Code Number

____________________________________
Name of Tendering Institution

____________________________________
Account No.

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                                 GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, in the case of Letters of Transmittal being submitted to the Depositary, a member in good standing of the Securities Transfer Agents Medallion Program in the United States or any other bank, broker, dealer, credit union, savings association or other entity that is an "eligible guarantor institution," as such term is defined in Rule l7Ad-15 under the Securities Exchange Act of 1934, guarantees to deliver to the Depositary either the certificates evidencing all tendered LYONs, in proper form, or to deliver LYONs pursuant to the procedures for book-entry transfer in the Depositary's account at The Depository Trust Company, together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Purchase Offer), and any other required documents, to the principal office of the Depositary as set forth in the Letter of Transmittal, at or before 11:59 p.m. (New York City time) within three New York Stock Exchange trading days of the date of the execution of the Notice of Guaranteed Delivery and Consent.

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____________________________________      ________________________________
Name of Firm                                    Authorized Signature

___________________________________
Address                                    Title__________________________

____________________________________
Postal/Zip Code                            Name___________________________
                                                  (Please Type or Print)
____________________________________
Telephone No. (including Area Code)
                                           Dated:______________________,2000

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NOTE:   DO NOT SEND CERTIFICATES FOR DEBENTURES WITH THIS NOTICE.
        CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL













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